UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 26, 2004

QRS CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-21958	68-0102251

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Marina Way South, Richmond, California	94804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(510) 215-5000

(Former name and former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 5. Other Events.

     On July 26, 2004, QRS Corporation issued two (2) press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)    Exhibits.

               99.1   Press Release, dated July 26, 2004, entitled “JDA and QRS Announce Filing of Form S-4 Registration Statement Relating To Pending Merger.”

               99.2   Press Release, dated July 26, 2004, entitled “QRS Receives Additional Unsolicited Proposal.”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRS CORPORATION

Date:	July 26, 2004	By:	/s/ David Cooper

Name: David Cooper Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release, dated July 26, 2004, entitled “JDA and QRS Announce Filing of Form S-4 Registration Statement Relating To Pending Merger.”
99.2	Press Release, dated July 26, 2004, entitled “QRS Receives Additional Unsolicited Proposal.”